Summary Prospectus Supplement	February 1, 2016

George Putnam Balanced Fund
Summary Prospectus dated November 30, 2015

The section Your fund’s management is supplemented to reflect that the fund’s portfolio managers are now Aaron Cooper and Paul Scanlon.

Mr. Scanlon joined the portfolio team for the fund in January 2016 and is Co-Head of Fixed Income.

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